EXHIBIT 23(a)


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8
(No. 33-3836, No. 33-81706 and No. 33-62645).






                                     ARTHUR ANDERSEN LLP


Cincinnati, Ohio,
  April 17, 1996












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